Fair Value	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value
Note 16: Fair Value
Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. To measure fair value, we use a three-tier valuation hierarchy based upon observable and non-observable inputs:

•	Level 1: Observable inputs such as quoted prices in active markets for identical assets or liabilities;

•
Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; these include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active; or

•	Level 3: Unobservable inputs that reflect the reporting entity’s own assumptions.
The factors or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Assets and Liabilities Measured and Reported at Fair Value on a Recurring Basis
The following table presents our financial assets and (liabilities) that are measured and reported at fair value in our Consolidated Balance Sheets on a recurring basis, by level within the fair value hierarchy (in thousands):

Fair Value at December 31, 2014	Level 1	Level 2	Level 3
Money market demand accounts and investment grade fixed income securities	$916	$—	$—

Fair Value at December 31, 2013	Level 1	Level 2	Level 3
Money market demand accounts and investment grade fixed income securities	$65,800	$—	$—

Money Market Demand Accounts and Investment Grade Fixed Income Securities
We determine fair value for our money market demand accounts and investment grade fixed income securities based on quoted market prices. The fair value of these assets is included in cash and cash equivalents on our Consolidated Balance Sheets.
Assets and Liabilities Measured and Reported at Fair Value on a Nonrecurring Basis
We recognize or disclose the fair value of certain assets such as non-financial assets, primarily long-lived assets, goodwill, intangible assets and certain other assets in connection with impairment evaluations. All of our nonrecurring valuations use significant unobservable inputs and therefore fall under Level 3 of the fair value hierarchy.
Trademark License
During the first quarter of 2012, Redbox granted the Joint Venture a limited, non-exclusive, non-transferable, royalty-free right and license to use certain Redbox trademarks. We estimated the fair value of the trademarks to be approximately $30.0 million as of the date of grant based on the relief-from-royalty method. We estimated the preliminary fair value using the information available on the grant date, which consisted of the expected future discounted and tax-effected cash flows attributable to the projected gross revenue stream of the Joint Venture, estimated market royalty rates of approximately 1.5%, as well as a discount rate of approximately 45.0%, which reflected our view of the risks and uncertainties associated with an early development stage entity.
Notes Receivable
On June 9, 2011, we completed the sale transaction of the Money Transfer Business to Sigue Corporation (“Sigue”). We received $19.5 million in cash and a note receivable of $29.5 million (the “Sigue Note”). In December 2011, as part of the sale transaction, we were required to provide Sigue with an additional loan of $4.0 million under terms consistent with the Sigue Note. We estimated the fair value of the Sigue Note based on the future note payments discounted at a market rate for similar risk profile companies, approximately 18.0%, which reflected our best estimate of default risk, and was not an exit price based measure of fair value or the stated value on the face of the Sigue Note. We evaluated the Sigue Note for collectability on a quarterly basis. Our evaluation at September 30, 2013 included consideration of ongoing discussions surrounding early payment on the note and certain indemnification obligations we have previously undertaken, as a result of our evaluation we did not record interest income on the note and also recorded a charge of $2.8 million against the note balance to arrive at a carrying value which approximated its estimated fair value. During the fourth quarter of 2013, we received $24.8 million in cash from Sigue for full settlement of the Sigue Note, interest and a release of certain indemnification claims. We recorded a benefit of $2.5 million from the release of indemnification related reserves.
Fair Value of Other Financial Instruments
The carrying value of our term loans approximates their fair value and falls under Level 2 of the fair value hierarchy.
We estimated the fair value of our convertible debt outstanding using a market rate of approximately 6.0% for similar high-yield debt at December 31, 2013. The estimated fair value of our convertible debt was approximately $50.5 million at December 31, 2013, and was determined based on its stated terms, maturing on September 1, 2014, and an annual interest rate of 4.0%. The fair value estimate of our convertible debt falls under Level 3 of the fair value hierarchy. We have reported the carrying value of our convertible debt, face value less the unamortized debt discount, in our Consolidated Balance Sheets.
We estimated the fair value of our senior unsecured notes due 2019 and 2021 outstanding using market rates of approximately 6.0% and 5.875%, respectively, for similar high-yield debt at December 31, 2014. We estimated the fair value of our senior unsecured notes due 2019 outstanding using a market rate of approximately 6.0% for similar high-yield debt at December 31, 2013. The estimated fair value of our senior unsecured notes due 2019 and 2021 was approximately $350.0 million and $300.0 million, respectively, at December 31, 2014. The estimated fair value of our senior unsecured notes due 2019 was approximately $350.0 million at December 31, 2013. These estimated fair values for our senior unsecured notes due 2019 and 2021 were determined based on their stated terms, maturing on March 15, 2019, and June 15, 2021, respectively, and annual interest rates of 6.0% and 5.875%. The fair value estimate of our senior unsecured notes falls under Level 3 of the fair value hierarchy. We have reported the carrying value, face value less the unamortized debt discount, of our senior unsecured notes, issued at par, in our Consolidated Balance Sheets.